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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2004
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—Other Events

        McDATA Corporation, a Delaware corporation ("McDATA" or the "Company") entered into a five (5) year Master Joint Development and Marketing Agreement (the "Agreement") with QLogic Corporation, a Delaware corporation ("QLogic"). Pursuant to the Agreement, the parties will jointly develop, market and distribute to select OEMs and other distribution channel partners certain joint embedded fabric switch and software offerings that consist of a QLogic embedded switch blade product for the server environment that is interoperable in McDATA fabrics and with McDATA's storage management and security software. QLogic will pay McDATA an initial fee of $4,000,000. QLogic will also pay a unit royalty on sales of the joint product offering.

        A copy of the press release issued by the Company concerning the agreement being announced is included herewith as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01—Financial Statements and Exhibits

(c)
Exhibits

99.1
Press Release, dated November 22, 2004, announced the relationship.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION
By:	/s/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Vice President, General Counsel and Business Development

        Dated: November 22, 2004

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  ITEM 8.01—Other Events
  ITEM 9.01—Financial Statements and Exhibits
SIGNATURE